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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549

  --------------------------------------------------------------

                             FORM 8-K
                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)

                          April 28, 2000

                     Rexhall Industries, Inc.
        (Exact name of registrant as specified in charter)

California                   0-10067                   95-4135907
(State or other            (Commission              (IRS Employer
jurisdiction of            File Number)       Identification No.)
incorporation)

46147 7th Street West, Lancaster California         93534
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:

                          (661) 726-0565

____________________________________________________________________________
(Former name or former address, if changed since last report.)


Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 5.  Other Events.

         The Board of Directors has authorized the purchase of up to 250,000 of its common shares on the open market, from time to time, until further notice.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Not applicable.


                             EXHIBITS

                              None.

                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Rexhall Industries, Inc.
                                                 (Registrant)

                                           By /S/ William J. Rex
                                           (Signature and Title)*
                                           William J. Rex,
                                           President, CEO & Chairman
                                           Date: April 28, 2000